NORTHERN FUNDS

                                   FORM N-SAR

                                File No. 811-8236

                        Fiscal Year Ended March 31, 2002


Exhibit Index
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Sub-Item 77B:   Accountant's Report on Internal Control and
                Representation Letter.



Sub-Item 77B:   Accountant's Report on Internal Control and Representation
                Letter.
                Please see attached Exhibits.